Assignment

KNOW ALL BY THESE PRESENTS:

MCT Holding Corporation, a Nevada corporation (the “Company”), having a mailing address of 4685 South Highland Drive, Salt Lake City, Utah  84117, in consideration of the payment in full of a Preorganization Subscription Agreement to purchase 1,000 shares, amounting to all of the issued and outstanding voting securities of MCT Tan Incorporated, a Utah corporation and wholly-owned subsidiary of the Company (“Subsidiary”), and the delivery of such shares, the receipt and sufficiency of which are hereby acknowledged, has assigned and does hereby assign to Subsidiary, its successors, assigns and legal representatives, subject to all current liabilities of the Company that are in any way related to such assets and business, all of the Company’s current assets and business of any type or nature whatsoever, including good will, except the Company’s website, MalibuTanningEquipment.yolasite.com., which will presently be changed to reflect that such website is “under construction,” with the exception of the Company’s requirements to display its financial statements in XBRL format, while Subsidiary designs content for a new website and acquires a new domain name.

MCT HOLDING CORPORATION.

Dated: 12/19/11

By /s/Travis T. Jenson

     Travis T. Jenson, President

MCT TAN INCORPORATED.

Dated: 12/19/11

By /s/Travis T. Jenson

     Travis T. Jenson, President